EXHIBIT 10.82


                                     RELEASE


         KNOW ALL PERSONS BY THESE PRESENTS:

         That Plummer Brothers, Inc., first party, for and in consideration of the sum of TWO HUNDRED EIGHT THOUSAND EIGHT HUNDRED SIXTY ONE and 55/100 DOLLARS ($208,861.55), or other valuable considerations, received from or on behalf of UltraStrip Systems, Inc., second party, the receipt and sufficiency of which is hereby acknowledged.

                  (Wherever used herein the terms "first party" and "second party" shall include singular and plural, personal representatives, successors, heirs, assigns, agents, employees, parents and/or subsidiaries, wherever the context so admits or requires.)

         HEREBY remise, release, acquit, satisfy, and forever discharge the second party, of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, foreseen or unforeseen, which said first party ever had, now has, or which any successor, heir or assign of said first party, hereinafter can, shall or may have against said second party for, upon, or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the date of this Release, including but not limited to any and all claims concerning and/or arising out of any or all of the following:

         1. That certain Promissory Note between first party and second party, dated January 9, 2003;

         2. That certain Promissory Note between first party and second party, dated March 10, 2003;

         3. That certain Subscription and Warrant Purchase Agreement between first party and second party, dated January 9, 2003;

         4. That certain Security Agreement executed by second party in favor of Paul Filipe and securing the obligations to first party, dated January 9, 2003;

         5. That certain Extension of Financing Agreement between first party and second party, dated March 10, 2003; and

         6. All other agreements and understandings, whether verbal or in writing, between first party and second party, whether or not referenced herein.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this __________ day of November, 2003.


                                 PLUMMER BROTHERS, INC.


                                 By:_____________________________


                                 Print Name_______________________
STATE OF FLORIDA

COUNTY OF ______________________    )

         The foregoing instrument was acknowledged, sworn to and subscribed before me by __________________________, and who [check one]:

         [ ] is personally known to me, or
         [ ] has produced ____________________________ as identification;
and did take an oath.

         WITNESS my hand and official seal in the County and State last aforesaid this _____ day of November 2003.

                                      NOTARY PUBLIC:

                                      Sign:________________________________

                                      Print:________________________________

                                      My Commission Expires:

                                      My Commission No. is:

                                               [NOTARIAL SEAL]